For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER 2024 EARNINGS

ABILENE, Texas, April 18, 2024 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings for the first quarter of 2024 of $53.40 million compared to earnings of $52.57 million for the same quarter a year ago. Basic and diluted earnings per share were $0.37 for both quarters ended March 31, 2024 and 2023, respectively.

As further described below, the results this quarter compared to the same quarter a year ago included (i) an increase in net interest income of $3.96 million, (ii) a decrease in provision for credit losses of $1.97 million, and (iii) an increase in trust fees of $1.53 million. Offsetting these items was an increase in salary and employee benefits expenses of $5.22 million when compared to the same period a year ago.

“Our results were highlighted by an increase in net interest income which was achieved through organic loan and deposit growth during the quarter,” said F. Scott Dueser, our Chairman, President and CEO. “We are also pleased that, as our bond portfolio continues to mature, we have been able to use that cash flow to fund our organic loan growth, bolster our liquidity position and begin to repurchase securities at much higher rates. We remain financially safe, sound and secure which is reflected in our strong regulatory capital ratios, diversified deposit base and access to multiple liquidity sources. We appreciate the continued support of our customers, shareholders and associates,” added Mr. Dueser.

Net interest income for the first quarter of 2024 was $100.24 million compared to $97.51 million for the fourth quarter of 2023 and $96.29 million for the first quarter of 2023. The net interest margin, on a taxable equivalent basis, was 3.34 percent in the first quarter of 2024 compared to 3.33 percent in the fourth quarter of 2023 and 3.34 percent in the first quarter of 2023. Average interest-earning assets were $12.37 billion for the first quarter of 2024 compared to $12.07 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $808 thousand for the first quarter of 2024 compared to a provision for credit losses of $2.78 million for the first quarter of 2023. At March 31, 2024, the allowance for credit losses totaled $89.56 million, or 1.24 percent of loans held-for-investment (“loans” hereafter), compared to $80.82 million, or 1.23 percent of loans, at March 31, 2023. Additionally, the reserve for unfunded commitments totaled $7.46 million at March 31, 2024 compared to $10.40 million at March 31, 2023.

Net charge-offs totaled $428 thousand for the first quarter of 2024 compared to net recoveries of $277 thousand for the first quarter of 2023. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.51 percent at March 31, 2024, compared with 0.37 percent at March 31, 2023. Classified loans totaled $201.59 million at March 31, 2024, compared to $157.06 million at March 31,2023.

Noninterest income for the first quarter of 2024 was $29.38 million compared to $28.01 million for the first quarter of 2023, due to the following:

•
Trust fees increased to $11.38 million for the first quarter of 2024 compared to $9.85 million for the first quarter of 2023, driven by the increase in market value of trust assets managed to $10.15 billion at March 31, 2024, compared to $9.10 billion at March 31, 2023.

•
Service charges on deposits increased to $6.25 million for the first quarter of 2024 compared with $6.04 million for the first quarter of 2023, driven by the growth of over 2,000 net new accounts opened during the first quarter of 2024.
•
Mortgage income increased to $3.13 million for the first quarter of 2024 compared to $2.97 million for the first quarter of 2023 due to a slight increase in mortgage loans originated.
•
There were no gains on sales of assets, foreclosed assets and securities during the first quarter of 2024 compared to a gain of $976 thousand for the first quarter of 2023.

Noninterest expense for the first quarter of 2024 totaled $63.94 million compared to $57.26 million for the first quarter of 2023, as a result of the following:

•
Salary, commissions, and employee benefit costs increased to $36.68 million for the first quarter of 2024, compared to $31.46 million in the first quarter of 2023 primarily resulting from merit-based and market driven pay increases, an increase of $1.65 million in profit sharing accruals, an increase of $1.29 million in medical insurance expense and an increase of $1.18 million in officer incentive accruals.
•
Noninterest expenses, excluding salary related costs, increased $1.46 million for the first quarter of 2024 compared to the same period in 2023 largely due to increases in software amortization and FDIC insurance fees. An additional $440 thousand was accrued in the first quarter of 2024 for the FDIC special assessment over the Company’s regular accrual.

The Company’s efficiency ratio was 48.37 percent for the first quarter of 2024 compared to 44.93 percent for the first quarter of 2023.

As of March 31, 2024, consolidated total assets were $13.19 billion compared to $13.01 billion at March 31, 2023. Loans totaled $7.23 billion at March 31, 2024, compared with loans of $6.58 billion at March 31, 2023. During the first quarter of 2024, loans grew $80.62 million, or 4.51 percent annualized, when compared to December 31, 2023 balances. Deposits totaled $11.29 billion at March 31, 2024, compared to $10.94 billion at March 31, 2023.

Shareholders’ equity was $1.49 billion as of March 31, 2024, compared to $1.50 billion and $1.37 billion at December 31, 2023, and March 31, 2023, respectively. The unrealized loss on the securities portfolio, net of applicable tax, totaled $441.23 million at March 31, 2024, compared to an unrealized loss of $403.30 million and $458.25 million at December 31, 2023 and March 31, 2023, respectively.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The Nasdaq Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2024	2023
ASSETS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Cash and due from banks	$222,464	$281,354	$208,277	$255,018	$224,875
Interest-bearing demand deposits in banks	365,397	255,237	180,008	23,839	221,336
Federal funds sold	12,300	-	-	-	-
Investment securities	4,658,526	4,732,762	4,652,537	5,066,262	5,298,557
Loans, held-for-investment	7,229,410	7,148,791	6,994,696	6,777,570	6,576,215
Allowance for credit losses	(89,562)	(88,734)	(89,714)	(86,541)	(80,818)
Net loans, held-for-investment	7,139,848	7,060,057	6,904,982	6,691,029	6,495,397
Loans, held-for-sale	16,109	14,253	12,229	19,220	11,996
Premises and equipment, net	151,953	151,788	152,936	152,876	153,718
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	984	1,141	1,369	1,597	1,825
Other assets	310,096	295,521	351,599	302,115	286,801
Total assets	$13,191,158	$13,105,594	$12,777,418	$12,825,437	$13,007,986

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,348,147	$3,435,586	$3,477,553	$3,578,483	$3,890,991
Interest-bearing deposits	7,941,661	7,702,714	7,238,970	7,229,077	7,045,427
Total deposits	11,289,808	11,138,300	10,716,523	10,807,560	10,936,418
Repurchase agreements	307,297	381,928	621,791	559,479	608,299
Borrowings	26,803	22,153	129,753	28,177	24,628
Trade date payable	-	-	2,500	-	-
Other liabilities	75,883	64,313	66,741	62,988	65,788
Shareholders' equity	1,491,367	1,498,900	1,240,110	1,367,233	1,372,853
Total liabilities and shareholders' equity	$13,191,158	$13,105,594	$12,777,418	$12,825,437	$13,007,986

	Quarter Ended
	2024	2023
INCOME STATEMENTS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Interest income	$149,495	$142,207	$135,351	$129,005	$121,508
Interest expense	49,253	44,699	41,202	33,139	25,222
Net interest income	100,242	97,508	94,149	95,866	96,286
Provision for credit losses	808	-	2,276	5,573	2,781
Net interest income after provision for credit losses	99,434	97,508	91,873	90,293	93,505
Noninterest income	29,383	21,979	28,070	29,947	28,007
Noninterest expense	63,940	63,474	59,539	57,613	57,256
Net income before income taxes	64,877	56,013	60,404	62,627	64,256
Income tax expense	11,480	10,031	10,848	11,754	11,688
Net income	$53,397	$45,982	$49,556	$50,873	$52,568

PER COMMON SHARE DATA
Net income - basic	$0.37	$0.32	$0.35	$0.36	$0.37
Net income - diluted	0.37	0.32	0.35	0.36	0.37
Cash dividends declared	0.18	0.18	0.18	0.18	0.17
Book value	10.44	10.50	8.69	9.58	9.62
Tangible book value	8.24	8.30	6.48	7.37	7.41
Market value	32.81	30.30	25.12	28.49	31.90
Shares outstanding - end of period	142,817,159	142,716,939	142,677,069	142,741,196	142,703,531
Average outstanding shares - basic	142,724,674	142,680,263	142,707,260	142,700,805	142,665,646
Average outstanding shares - diluted	143,029,449	143,069,900	143,149,373	143,087,555	143,066,011

PERFORMANCE RATIOS
Return on average assets	1.62%	1.42%	1.53%	1.58%	1.65%
Return on average equity	14.43	14.26	14.51	14.89	16.32
Return on average tangible equity	18.29	18.92	18.90	19.33	21.51
Net interest margin (tax equivalent)	3.34	3.33	3.22	3.29	3.34
Efficiency ratio	48.37	51.97	47.62	44.74	44.93

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2024	2023
ALLOWANCE FOR LOAN LOSSES	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Balance at beginning of period	$88,734	$89,714	$86,541	$80,818	$75,834
Loans charged-off	(850)	(1,213)	(1,080)	(1,118)	(288)
Loan recoveries	422	233	432	319	565
Net recoveries (charge-offs)	(428)	(980)	(648)	(799)	277
Provision for loan losses	1,256	-	3,821	6,522	4,707
Balance at end of period	$89,562	$88,734	$89,714	$86,541	$80,818

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$7,903	$7,903	$9,448	$10,397	$12,323
Provision for unfunded commitments	(448)	-	(1,545)	(949)	(1,926)
Balance at end of period	$7,455	$7,903	$7,903	$9,448	$10,397

Allowance for loan losses /
period-end loans held-for-investment	1.24%	1.24%	1.28%	1.28%	1.23%
Allowance for loan losses /
nonperforming loans	247.48	256.36	229.44	296.13	334.06
Net charge-offs (recoveries) / average total loans
(annualized)	0.02	0.06	0.04	0.05	(0.02)

	Quarter Ended
	2024	2023
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Commercial:
C&I	$1,191,516	$1,164,811	$1,108,240	$1,021,863	$954,686
Municipal	211,013	214,850	218,358	215,977	221,379
Total Commercial	1,402,529	1,379,661	1,326,598	1,237,840	1,176,065
Agricultural	87,882	84,890	81,876	82,032	77,017
Real Estate:
Construction & Development	921,773	963,158	929,570	915,221	921,190
Farm	311,002	344,954	341,052	335,644	307,706
Non-Owner Occupied CRE	853,721	827,969	828,900	811,347	737,117
Owner Occupied CRE	1,032,845	1,037,281	1,002,913	1,011,511	1,043,018
Residential	1,918,573	1,834,593	1,788,913	1,698,679	1,628,841
Total Real Estate	5,037,914	5,007,955	4,891,348	4,772,402	4,637,872
Consumer:
Auto	549,837	521,859	540,382	534,603	537,410
Non-Auto	151,248	154,426	154,492	150,693	147,851
Total Consumer	701,085	676,285	694,874	685,296	685,261

Total loans held-for-investment	$7,229,410	$7,148,791	$6,994,696	$6,777,570	$6,576,215

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$62,623	$40,834	$60,939	$66,960	$65,141
Substandard	138,964	135,379	118,166	108,179	91,915
Doubtful	-	-	-	-	-
Total classified loans	$201,587	$176,213	$179,105	$175,139	$157,056

NONPERFORMING ASSETS
Nonaccrual loans	$36,157	$33,609	$38,812	$28,672	$24,171
Accruing loans 90 days past due	33	1,004	289	552	22
Total nonperforming loans	36,190	34,613	39,101	29,224	24,193
Foreclosed assets	1,014	483	597	25	196
Total nonperforming assets	$37,204	$35,096	$39,698	$29,249	$24,389

As a % of loans held-for-investment and foreclosed assets	0.51%	0.49%	0.57%	0.43%	0.37%
As a % of end of period total assets	0.28	0.27	0.31	0.23	0.19

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2024	2023
CAPITAL RATIOS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Common equity Tier 1 capital ratio	18.60%	18.50%	18.35%	18.48%	18.68%
Tier 1 capital ratio	18.60	18.50	18.35	18.48	18.68
Total capital ratio	19.70	19.62	19.49	19.62	19.79
Tier 1 leverage ratio	12.12	12.06	12.00	11.81	11.53
Tangible common equity ratio	9.14	9.26	7.42	8.41	8.33
Equity/Assets ratio	11.31	11.44	9.71	10.66	10.55

	Quarter Ended
	2024	2023
NONINTEREST INCOME	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Trust fees	$11,379	$10,678	$10,050	$9,883	$9,845
Service charges on deposits	6,246	6,523	6,509	6,310	6,036
Debit card fees	4,891	5,024	5,041	6,720	4,936
Credit card fees	631	631	694	711	609
Gain on sale and fees on mortgage loans	3,128	1,940	3,442	3,534	2,974
Net gain (loss) on sale of available-for-sale securities	-	(6,205)	(972)	46	12
Net gain (loss) on sale of foreclosed assets	-	23	(10)	(1)	34
Net gain (loss) on sale of assets	-	(101)	696	-	930
Interest on loan recoveries	555	536	698	475	346
Other noninterest income	2,553	2,930	1,922	2,269	2,285
Total noninterest income	$29,383	$21,979	$28,070	$29,947	$28,007

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$35,003	$34,560	$32,755	$31,796	$31,431
Profit sharing expense	1,680	1,193	180	(30)	30
Net occupancy expense	3,470	3,348	3,565	3,423	3,430
Equipment expense	2,237	2,020	2,200	2,198	2,127
FDIC insurance premiums	1,965	3,105	1,573	1,417	1,654
Debit card expense	3,058	3,229	3,284	3,221	3,199
Legal, tax and professional fees	2,734	3,125	3,007	2,847	2,687
Audit fees	333	587	551	563	540
Printing, stationery and supplies	447	492	512	740	710
Amortization of intangible assets	157	228	228	228	228
Advertising, meals and public relations	1,455	1,146	1,622	1,789	1,475
Operational and other losses	1,154	1,096	959	856	931
Software amortization and expense	3,005	3,017	2,441	2,519	2,311
Other noninterest expense	7,242	6,328	6,662	6,046	6,503
Total noninterest expense	$63,940	$63,474	$59,539	$57,613	$57,256

TAX EQUIVALENT YIELD ADJUSTMENT	$2,573	$2,649	$2,823	$2,950	$3,131

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Mar. 31, 2024			Dec. 31, 2023
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$3,923	$57	5.85%	$1,768	$25	5.72%
Interest-bearing demand deposits in nonaffiliated banks	344,969	4,657	5.43	145,839	1,961	5.33
Taxable securities	3,376,324	19,952	2.36	3,317,114	19,686	2.37
Tax-exempt securities	1,434,505	9,794	2.73	1,410,148	10,188	2.89
Loans	7,205,424	117,608	6.56	7,052,463	112,996	6.36
Total interest-earning assets	12,365,145	$152,068	4.95%	11,927,332	$144,856	4.82%
Noninterest-earning assets	864,885			886,811
Total assets	$13,230,030			$12,814,143
Interest-bearing liabilities:
Deposits	$7,878,094	$45,250	2.31%	$7,371,260	$39,225	2.11%
Repurchase Agreements	317,439	2,562	3.25	558,592	4,627	3.29
Borrowings	132,963	1,441	4.36	78,066	847	4.30
Total interest-bearing liabilities	8,328,496	$49,253	2.38%	8,007,918	$44,699	2.21%
Noninterest-bearing deposits	3,346,757			3,461,544
Other noninterest-bearing liabilities	66,134			65,524
Shareholders' equity	1,488,643			1,279,157
Total liabilities and shareholders' equity	$13,230,030			$12,814,143

Net interest income and margin (tax equivalent)		$102,815	3.34%		$100,157	3.33%

	Three Months Ended			Three Months Ended
	Sept. 30, 2023			June 30, 2023
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,383	$35	5.79%	$2,242	$30	5.45%
Interest-bearing demand deposits in nonaffiliated banks	55,231	757	5.44	119,168	1,553	5.23
Taxable securities	3,429,290	19,425	2.27	3,589,381	20,032	2.23
Tax-exempt securities	1,578,660	11,085	2.81	1,653,418	11,799	2.85
Loans	6,894,064	106,872	6.15	6,683,276	98,541	5.91
Total interest-earning assets	11,959,628	$138,174	4.58%	12,047,485	$131,955	4.39%
Noninterest-earning assets	850,855			842,284
Total assets	$12,810,483			$12,889,769
Interest-bearing liabilities:
Deposits	$7,259,252	$36,165	1.98%	$7,037,677	$27,629	1.57%
Repurchase Agreements	567,064	4,518	3.16	570,071	3,949	2.78
Borrowings	54,124	519	3.80	145,000	1,561	4.32
Total interest-bearing liabilities	7,880,440	$41,202	2.07%	7,752,748	$33,139	1.71%
Noninterest-bearing deposits	3,509,809			3,704,143
Other noninterest-bearing liabilities	65,094			62,227
Shareholders' equity	1,355,140			1,370,651
Total liabilities and shareholders' equity	$12,810,483			$12,889,769

Net interest income and margin (tax equivalent)		$96,972	3.22%		$98,816	3.29%

	Three Months Ended
	Mar. 31, 2023
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$2,507	$32	5.12%
Interest-bearing demand deposits in nonaffiliated banks	143,542	1,618	4.57
Taxable securities	3,672,257	20,782	2.26
Tax-exempt securities	1,750,533	12,743	2.91
Loans	6,500,332	89,464	5.58
Total interest-earning assets	12,069,171	$124,639	4.19%
Noninterest-earning assets	863,342
Total assets	$12,932,513
Interest-bearing liabilities:
Deposits	$7,080,518	$21,812	1.25%
Repurchase Agreements	577,314	3,045	2.14
Borrowings	47,823	365	3.10
Total interest-bearing liabilities	7,705,655	$25,222	1.33%
Noninterest-bearing deposits	3,860,472
Other noninterest-bearing liabilities	60,028
Shareholders' equity	1,306,358
Total liabilities and shareholders' equity	$12,932,513

Net interest income and margin (tax equivalent)		$99,417	3.34%